Share-based Compensation	12 Months Ended
Dec. 31, 2012
Share-based Compensation [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
Share-Based Compensation
Incentive Share Plans
The Board of Trustees of the Trust approved the 2008 Omnibus Incentive Plan on March 7, 2008 and certain amendments thereto (the “Amendments”) on March 1, 2011 (as amended, the “Omnibus Plan”). The 2008 Plan and those Amendments requiring shareholder approval were approved by the Trust's shareholders on April 23, 2008 and April 27, 2011, respectively. The Third Amended and Restated Employee Share Option and Restricted Share Plan (the “Prior Plan”) expired by its terms in 2008. The Omnibus Plan provides the Trust with the opportunity to grant long-term incentive awards to employees and non-employee trustees, as well independent contractors, as appropriate. The Omnibus Plan authorizes the grant of seven types of share-based awards – share options, restricted shares, unrestricted shares, share units, share appreciation rights, performance shares and performance units. At December 31, 2012, 4,415,964 shares were available for issuance under the Omnibus Plan.

In connection with the grant of options under the Omnibus Plan, the Executive Compensation Committee of the Board of Trustees determines the option exercise period and any vesting requirements. All outstanding options granted under the Omnibus Plan prior to April 27, 2011 and under the Prior Plan have a term of ten years. All outstanding options granted under the Omnibus Plan since April 27, 2011 have a term of seven years. All options and restricted shares vest over periods ranging from one to five years.

Compensation costs for share options have been valued on the grant date using the Black-Scholes option-pricing method. The weighted average assumptions used in the Black-Scholes option pricing model were as follows:

	Years Ended December 31,
	2012	2011	2010
Dividend yield	3.11%	3.94%	8.41%
Expected volatility	65.37%	64.14%	83.83%
Risk-free interest rate	1.08%	2.23%	1.71%
Expected option term (years)	5.8	5.8	3.1

For this calculation, the expected dividend yield reflects the Trust's historical yield. Expected volatility was based on the historical volatility of the Trust's common shares. The risk-free interest rate for the expected life of the options was based on the implied yields on the U.S Treasury yield curve. The weighted average expected option term was based on the Trust's historical data for prior period share option exercises and forfeiture activity.
During the year ended December 31, 2012, the Trust granted share options to purchase 251,495 common shares to the Company’s employees and trustees. For the years ended December 31, 2012, 2011 and 2010, the Company recognized compensation expense related to share options of $2.8 million ($0.2 million of compensation expense related to share options was accelerated due to the Company's restructuring), $1.8 million and $1.0 million, respectively. Upon the exercise of share options, the Trust issues common shares from authorized but unissued common shares. Total cash proceeds from exercise of stock options were $0.8 million, $0.7 million and $2.7 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The following table presents a summary of share option activity under all plans for the year ended December 31, 2012:

	Options Outstanding
		Weighted Average
	Shares	Exercise Price
Options outstanding, beginning of period	2,008,632	$19.76
Granted	251,495	20.98
Exercised	(52,317)	14.74
Forfeited	(297,369)	23.20
Options outstanding, end of period	1,910,441	$19.52

The weighted average grant date fair value of options granted in 2012, 2011 and 2010 was $9.52 per share, $8.13 per share and $4.19 per share, respectively. The total intrinsic value of options exercised during 2012, 2011 and 2010 was $0.3 million, $0.3 million and $0.4 million, respectively.
As of December 31, 2012, the Trust had approximately 1.9 million share options outstanding with a weighted average exercise price of $19.52 and a weighted average remaining contractual life of 5.5 years. The intrinsic value for the share options outstanding as of December 31, 2012 was $7.5 million. The total number of exercisable options at December 31, 2012 was approximately 0.7 million. As of December 31, 2012, the weighted average exercise price of exercisable options was $25.75 and the weighted average remaining contractual life was 2.8 years for these exercisable options. The intrinsic value for the share options exercisable as of December 31, 2012 was $0.6 million. As of December 31, 2012, the total number of options expected to vest is approximately 1.1 million. The weighted average exercise price of options expected to vest is $15.50 and the weighted average remaining contractual life is 7.1 years. The options expected to vest have an aggregate intrinsic value at December 31, 2012 of $6.8 million. At December 31, 2012, there was $2.4 million of unrecognized compensation cost related to unvested share options, which is expected to be recognized over a weighted average period of 1.5 years.

The following table presents the change in nonvested restricted share awards:

			Weighted Average
		Year Ended	Grant Date
		December 31, 2012	Fair Value
Nonvested Restricted Shares,	December 31, 2011	634,170	$15.95
Granted		389,550	20.73
Vested		(299,260)	16.68
Cancelled/Forfeited		(25,778)	17.06
Nonvested Restricted Shares,	December 31, 2012	698,682	$18.26

The weighted average grant date fair value of restricted share awards issued during 2012, 2011 and 2010 was $20.73, $19.18 and $11.29, respectively. For the years ended December 31, 2012, 2011 and 2010, the Company recognized compensation expense related to restricted share awards of $6.0 million ($0.7 million of compensation expense related to restricted share awards was accelerated and $0.1 million was reversed due to the Company's restructuring), $4.2 million and $3.6 million, respectively. For the years ended December 31, 2012, 2011 and 2010, the Company separately capitalized $0.3 million, $0.5 million and $0.1 million, respectively, for restricted share awards granted in connection with certain real estate developments. The total fair value for restricted share awards that vested during 2012, 2011 and 2010 was $5.0 million, $8.1 million and $1.2 million, respectively. At December 31, 2012, the unrecognized compensation cost related to nonvested restricted share awards is $7.1 million, which is expected to be recognized over a weighted average period of 1.6 years.
Employee Share Purchase Plan
The Company maintains an Employee Share Purchase Plan (the “Purchase Plan”). The Purchase Plan permits eligible employees of the Company, through payroll deductions, to purchase common shares at market price. The Purchase Plan has no limit on the number of common shares that may be issued under the plan. The Trust issued 3,568, 3,943 and 6,293 common shares pursuant to the Purchase Plan during 2012, 2011 and 2010, respectively.